SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2006

Commission File Number:     0-29791

DELEK RESOURCES, INC.
(name of small business issuer as specified in its charter)

Florida	84-1346897
(State or other jurisdiction of incorporation or organization	(I.R.S. Employer Identification No.)

1224 Washington Avenue
(Address and Zip Code of Principal Executive Offices)

Issuer's Telephone Number: (305) 531-1174

________________________________________
(Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Joseph I. Emas
1224 Washington Avenue
Miami Beach, Florida 33139
Telephone: 305.531.1174

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On November 30, 2006, the Company amended and re-filed annual reports on Form 10-KSB for the years ended June 30, 2006 and June 30, 2005.

The Board of Directors, in reviewing the annual reports report on Form 10-KSB for the years ended June 30, 2006 and June 30, 2005 and in discussion with the Company's auditors, authorized the filing of its Form 10-KSB for the years ended June 30, 2006 and June 30, 2005 for the following reason:

The financial statements for the year ended June 30, 2004 and 2005 have been restated due to the Company determining that it had improperly recorded its change of control as a Quasi-Reorganization.

In all other material respects the Amended Annual Reports on Form 10-KSB is unchanged from the Annual Reports on Form 10-KSB for the years ended June 30, 2006 and June 30, 2005 filed by the Company.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELEK RESOURCES, INC.

Date: November 30, 2006	By:	/s/ LEONARD STERNHEIM
Leonard Sternheim , Director